                                                                  EXHIBIT 10.57

                                                                 Execution Copy

                           FALCON RESTRICTED COMPANIES
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                  CONSENT NO. 1

        This Consent, dated as of July 11, 1997, is among the affiliates of Falcon Holding Group, L.P., a Delaware limited partnership, set forth on the signature pages hereto, BankBoston, N.A., f/k/a The First National Bank of Boston, as Managing Agent for itself and the other Lenders, Toronto-Dominion (Texas) Inc., as Administrative Agent and NationsBank of Texas, N.A., as Syndication Agent. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Amended and Restated Credit Agreement, dated as of July 12, 1996, among the parties hereto (as amended, modified and in effect prior to giving effect to this Consent, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined.

2. Amendments to Credit Agreement. In reliance upon the representations and warranties set forth in Section 3, the Credit Agreement is amended as follows, effective upon the date hereof:

        2.1. Amendment of Section 1.14. The definition of "Bank of Boston" in
Section 1.14 of the Credit Agreement is amended to read in its entirety as follows:

        "1.14.  "Bank of Boston" means BankBoston, N.A."

        2.2. Addition of Section 7.9.12. Section 7.9 of the Credit Agreement is amended by adding a new Section 7.9.12 immediately following Section 7.9.11 to read in its entirety as follows:

        "7.9.12. So long as immediately before and after giving effect thereto no Default exists, Falcon Community Cable, L.P., Falcon Cable Media, a California limited partnership and Falcon Cable Systems Company II, L.P. may acquire the assets of Falcon Classic Cable Income Properties, L.P., a California limited partnership, pursuant to an Asset Purchase Agreement substantially in the form as has been previously furnished to the Agents for an aggregate purchase price not exceeding $82,000,000."

        2.3. Amendment of Exhibits 8.6.1. Exhibit 8.6.1 to the Credit Agreement is amended by adding thereto the respective information set forth in Exhibit
8.6.1 hereto.




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3.      Representation and Warranty. In order to induce the Lenders to enter into this Consent, each of the Restricted Companies jointly and severally represents and warrants to each of the Lenders that immediately before and after giving effect to each of the amendments set forth in Section 2, no Default will exist.

4. Further Assurances. Each of the Restricted Companies will, promptly upon request of the Managing Agent from time to time, execute, acknowledge and deliver, and file and record, all such UCC-1 financing statements, instruments and notices, and take all such action, as the Managing Agent deems necessary or advisable to carry out the intent and purposes of this Consent.

5. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Consent, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof, and any invalid or unenforceable provision shall be enforced to the maximum extent of its validity or enforceability. The headings in this Consent are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Consent and the Amended Credit Agreement is a Credit Document and this Consent may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.



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        Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                               FALCON CABLE MEDIA, A CALIFORNIA
                               LIMITED PARTNERSHIP
                               FALCON CABLE SYSTEMS COMPANY II, L.P.
                               FALCON CABLEVISION, A CALIFORNIA
                               LIMITED PARTNERSHIP
                               FALCON COMMUNITY CABLE, L.P.
                               FALCON COMMUNITY VENTURES I
                               LIMITED PARTNERSHIP
                               FALCON TELECABLE, A CALIFORNIA
                               LIMITED PARTNERSHIP
                               FALCON COMMUNITY INVESTORS, L.P.
                               FALCON INVESTORS GROUP, LTD., A
                               CALIFORNIA LIMITED PARTNERSHIP
                               FALCON MEDIA INVESTORS GROUP, A
                               CALIFORNIA LIMITED PARTNERSHIP
                               FALCON TELECABLE INVESTORS GROUP,
                               A CALIFORNIA LIMITED PARTNERSHIP
                               FALCON TELECOM, L.P.

                               By   FALCON HOLDING GROUP, INC., as
                                    general partner, or general partner
                                    of the general partner, of each of
                                    the foregoing Restricted Companies

                               By   /s/ Michael K. Menerey
                                    --------------------------------
                                    Title:  Chief Financial Officer

                                    Falcon Holding Group, L.P.
                                    10900 Wilshire Boulevard, 15th Floor
                                    Los Angeles, CA  90024
                                    Telecopy:  (310) 824-4824

                               FALCON FIRST, INC.



                                By   /s/ Michael K. Menerey
                                     --------------------------------
                                Title:  Chief Financial Officer


                                      -3-
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                                ATHENS CABLEVISION, INC.
                                AUSABLE CABLE TV, INC.
                                CEDAR BLUFF CABLEVISION, INC.
                                DALTON CABLEVISION, INC.
                                EASTERN MISSISSIPPI CABLEVISION, INC.
                                FALCON FIRST CABLE OF NEW YORK, INC.
                                FALCON FIRST CABLE OF THE SOUTHEAST,
                                   INC.
                                FALCON FIRST HOLDINGS, INC.
                                FF CABLE HOLDINGS, INC.
                                LAUDERDALE CABLEVISION, INC.
                                MULTIVISION NORTHEAST, INC.
                                MULTIVISION OF COMMERCE, INC.
                                PLATTSBURG CABLEVISION, INC.
                                SCOTTSBORO CABLEVISION, INC.
                                SCOTTSBORO TV CABLE, INC.


                                By   /s/ Michael K. Menerey
                                     --------------------------------
                                    As an authorized officer of each of
                                    the foregoing corporations


                                BANKBOSTON, N.A., as Managing Agent


                                By     /s/ David B. Herter
                                             --------------------------------
                                             Title:  Managing Director

                                             BankBoston, N.A.
                                             Media and Communications Department
                                             100 Federal Street
                                             Boston, Massachusetts 02110
                                             Telecopy: (617) 434-3401
                                             Telex: 940581

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                                TORONTO-DOMINION (TEXAS) INC.,
                                as Administrative Agent


                                 By    /s/ Jano Mott
                                      ---------------------------------
                                      Title: VP

                                      Toronto-Dominion (Texas) Inc.
                                      909 Fannin, Suite 1700
                                      Houston, TX  77010
                                      Telecopy: (713) 951-9921


                                 NATIONSBANK OF TEXAS, N.A., as Syndications
                                 Agent


                                 By    /s/ Douglas S. Stuart
                                       ---------------------------------------
                                       Title: SVP

                                       NationsBank of Texas, N.A.
                                       901 Main Street
                                       64th Floor
                                       Dallas, Texas 75202
                                       Telecopy: (214) 508-9390

                                       -5-
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The foregoing Consent is consented to by the following Lenders:


                                  ABN AMRO BANK


                                  By:  ----------------------------------
                                       Title:


                                       ABN-AMRO Bank
                                        500 Park Avenue, 2nd Floor
                                        New York, NY  10022


                                  ABN-AMRO BANK N.V., LOS ANGELES
                                  INTERNATIONAL BRANCH

                                   By: ABN-Amro North America, Inc., as agent


                                   By    /s/ Matthew S. Thomson
                                        -----------------------------------
                                        Title:  Group Vice President/Director


                                   By   /s/ Paul K. Stimpfl
                                       -----------------------------------
                                        Title:  Vice President


                                        ABN-AMRO Bank, Los Angeles
                                        300 South Grand Avenue, Suite 1115
                                        Los Angeles, CA  90071
                                        Telecopy:  (213) 687-2061

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                                    BANK OF AMERICA N.T. & S.A.


                                    By    /s/ Shannon T. Ward
                                         -----------------------------------
                                         Title:  Vice President


                                         Bank of America N.T. & S.A.
                                         Entertainment & Media Industry Group
                                         Dept. 3282
                                         555 South Flower Street
                                         Los Angeles, California  90071
                                         Telecopy:  (213) 623-7923


                                    BANK OF MONTREAL


                                    By    /s/ Yvonne Bos
                                         ------------------------------------
                                         Title:  Senior Vice President

                                         Bank of Montreal
                                         Media & Communications
                                         430 Park Avenue
                                         New York, New York  10022
                                         Telecopy:  (212) 605-1648


                                    BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                    By    /s/ Ron Kraus
                                         -------------------------------------
                                         Title:  Associate


                                    By    /s/ Kevin Dooley
                                         -------------------------------------
                                         Title:  Vice President


                                         Banque Francaise du Commerce Exterieur
                                         645 Fifth Avenue, 20th Floor
                                         New York, NY  10022
                                         Telecopy:  (212) 872-5045


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                                      BANQUE NATIONALE DE PARIS


                                    By    /s/ J.L. Tourne
                                         -------------------------------------
                                         Title:  V.P. & Deputy Manager


                                    By    /s/ Janice Ho
                                         -------------------------------------
                                         Title: V.P.


                                         Banque Nationale de Paris
                                         725 South Figueroa Street, Suite 2090
                                         Los Angeles, CA  90017
                                         Telecopy:  (213) 488-9602


                                    BANQUE PARIBAS


                                    By    /s/ John Acker     / Darlynn Ernst
                                         --------------------------------------
                                         Title: Group Vice /Assist. Vice
                                                   President  President


                                         Banque Paribas
                                         2029 Century Park East
                                         Suite 3800
                                         Los Angeles, California 90067
                                         Telecopy: (310) 556-8759


                                   BARCLAYS BANK PLC


                                    By    /s/ James K. Downey
                                        --------------------------------------
                                         Title:  Associate Director


                                         Barclays Bank Plc
                                         388 Market Street, Suite 1700
                                         San Francisco, CA  94111
                                         Telecopy:  (415) 765-4760


                                       -8-
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                                    THE CHASE MANHATTAN BANK


                                    By    /s/ Mitch Geruis
                                         --------------------------------------
                                         Title:  Vice President


                                         The Chase Manhattan Bank, N.A.
                                         One Chase Manhattan Plaza, 4th Floor
                                         New York, NY  10081
                                         Telecopy: (212) 622-0136


                                    CITY NATIONAL BANK


                                    By    /s/ David Burdge
                                          --------------------------------------
                                    Title: SVP

                                          City National Bank
                                          400 N. Roxbury Drive
                                          Beverly Hills, CA  90210
                                          Telecopy:  (310) 888-6149


                                    CIBC, INC.


                                    By    /s/ D. Strek
                                          --------------------------------------
                                          Title:


                                          CIBC, Inc.
                                          425 Lexington Avenue
                                          New York, New York  10017
                                          Telecopy:  (212) 856-3558

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                                     CREDIT LYONNAIS, NEW YORK BRANCH


                                     By    /s/ Mark D. Thorsheim
                                          --------------------------------------
                                          Title:  Vice President


                                          Credit Lyonnaise, New York Branch
                                          1301 Avenue of the Americas
                                          New York, New York  10017
                                          Telecopy:  (212) 261-3318

                                       -10-
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                                FLEET BANK, N.A.


                                By    /s/ Garret Komjathy
                                     --------------------------------------
                                     Title:  Vice President


                                     Fleet Bank, N.A.
                                     60 East 42nd Street, 3rd Floor
                                     New York, NY  10017
                                     Telecopy:  (212) 907-5627


                                THE FUJI BANK, LIMITED LOS ANGELES AGENCY


                                By    /s/ Nobuhiro Umemura
                                     --------------------------------------
                                     Title:  Joint General Manager


                                     The Fuji Bank,
                                     Limited Los Angeles Agency
                                     333 South Hope Street
                                     Los Angeles, CA  90071
                                     Telecopy:  (213) 253-4198


                                THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                LOS ANGELES AGENCY


                                By    /s/ T. Morgan Edwards II
                                     ---------------------------------------
                                     Title:  Deputy General Manager


                                     The Long-Term Credit Bank of Japan, Ltd
                                     Los Angeles Agency
                                     350 South Grand Avenue, Suite 3000
                                     Los Angeles, CA  90071
                                     Telecopy:  (213) 622-6908


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                                 MEESPIERSON, CAPITAL CORP.


                                 By  /s/ Claudia J. Chifos / John Conners
                                      ---------------------------------------
                                      Title: Authorized/Exec. V.P.
                                             Signatory

                                      MeesPierson, Capital Corp.
                                      445 Park Avenue, 5th Floor
                                      New York, NY  10022
                                      Telecopy: (212) 801-0420


                                 OCTAGIT INVESTORS


                                 By    /s/ Andrew D. Gordon
                                      ---------------------------------------
                                      Title:  Managing Director


                                      Octagon Credit Investors
                                      380 Madison Avenue, 12th Floor
                                      New York, NY  10017
                                      Telecopy:  (212) 622-3797

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                                 RABOBANK NEDERLAND, NEW YORK BRANCH


                                 By    /s/ W. Pieter C. Kodde
                                      ---------------------------------------
                                      Title:  Vice President

                                 By    /s/ Ellen A. Polansky
                                      ---------------------------------------
                                      Title:  Vice President


                                      Rabobank Nederland
                                      245 Park Avenue
                                      New York, NY  10167
                                      Telecopy:  (212) 916-7930


                                 RIGGS BANK N.A.


                                 By    /s/ Jeffrey P. White
                                      ---------------------------------------
                                      Title:  Vice President


                                      Riggs Bank N.A.
                                      Corporate General Banking
                                      808 17th Street, N.W.
                                      Washington, DC  20074-0649
                                      Telecopy: (202) 835-5977


                                 SENIOR DEBT PORTFOLIO

                                 By: BOSTON MANAGEMENT AND
                                 RESEARCH, as investment advisor

                                 By    /s/ Scott H. Page
                                      ---------------------------------------
                                      Title:  Vice President


                                      Senior Debt Portfolio
                                      24 Federal Street, 6th Floor
                                      Boston, MA  02110
                                      Telecopy: (617) 695-9594

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                                SOCIETE GENERALE


                                By:    /s/ Mark Vigil
                                     ------------------------------------
                                     Title:  Vice President


                                     Societe Generale
                                     Media and Communications Group
                                     1221 Avenue of the Americas, 11th Floor
                                     New York, NY  10020
                                     Telecopy:  (212) 278-6240


                                THE SUMITOMO BANK, LIMITED


                                By    /s/ Yvonne K. Tso
                                     ------------------------------------
                                     Title:  Vice President


                                By    /s/ Simon Baker
                                     ------------------------------------
                                     Title:  Vice President


                                     The Sumitomo Bank, Limited
                                     800 West 6th Street, Suite 950
                                     Los Angeles, CA  90017
                                     Telecopy: (213) 623-4629


                                SUMMIT BANK


                                By    /s C.J. Annas
                                     ------------------------------------
                                     Title:  Regional Vice President


                                    Summit Bank
                                    Three Valley Square
                                    512 Township Line Road, Suite 280
                                    Blue Bell, PA  19422


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                                   SUNTRUST BANK, CENTRAL FLORIDA N.A.


                                   By    /s/ Janet P. Sammons
                                        ------------------------------------
                                        Title: V.P.


                                   SunTrust Bank, Central Florida, N.A.
                                   200 South Orange Avenue
                                   Orlando, FL  32801
                                   Telecopy:  (407) 237-4253


                                    UNION BANK OF CALIFORNIA, N.A.


                                   By    /s/ J. Kevin Sampson
                                        -------------------------------------
                                        Title: VP


                                     Union Bank of California, N.A.
                                     Communications/Media Division
                                     445 South Figueroa Street
                                     Los Angeles, CA  90071
                                     Telecopy:  (415) 765-3146


                                     VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST


                                   By    /s/ Jeffrey W. Maillet
                                        ------------------------------------
                                        Title:


                                     Van Kampen American Capital
                                     Prime Rate Income Trust
                                     One Parkview Plaza, 6th Floor
                                     Oakbrook Terrace, IL  60181
                                     Telecopy:  (708) 684-6740

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